SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 8, 2000

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)

       Delaware                      1-2723                  36-0753480
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)

      1839 South Main Street
   Wake Forest, North Carolina                        27587-9289
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 919-556-5171

                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)
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Item 3. Bankruptcy or Receivership.

      On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division. Athey will be a debtor in possession in the proceeding that is captioned In re Athey Products Corporation, Debtor (Case No. 00-02736-5-ATS) and its operation of the business shall be subject to the supervision and orders of the Bankruptcy Court.

      A copy of the press release dated December 8, 2000 is attached to this current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit Number                            Description
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99.1                          Press Release dated December 8, 2000.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATHEY PRODUCTS CORPORATION

Date: December 20, 2000                        /s/ Thomas N. Nelson
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                                          By:  Thomas N. Nelson
                                          Its: President and Chief Executive
                                               Officer